Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended March 30, 2025
FREMONT, Calif., April 23, 2025 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended March 30, 2025 (the “March 2025 quarter”).
Highlights for the March 2025 quarter were as follows:
•Revenue of $4.72 billion.
•U.S. GAAP gross margin of 49.0%, U.S. GAAP operating income as a percentage of revenue of 33.1%, and U.S. GAAP diluted EPS of $1.03.
•Non-GAAP gross margin of 49.0%, non-GAAP operating income as a percentage of revenue of 32.8%, and non-GAAP diluted EPS of $1.04.
Key Financial Data for the Quarters Ended
March 30, 2025 and December 29, 2024
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	March 2025	December 2024	Change Q/Q
Revenue	$4,720,175	$4,376,047	+ 8%
Gross margin as percentage of revenue	49.0%	47.4%	+ 160 bps
Operating income as percentage of revenue	33.1%	30.5%	+ 260 bps
Diluted EPS	$1.03	$0.92	+ 12%

Non-GAAP
	March 2025	December 2024	Change Q/Q
Revenue	$4,720,175	$4,376,047	+ 8%
Gross margin as percentage of revenue	49.0%	47.5%	+ 150 bps
Operating income as percentage of revenue	32.8%	30.7%	+ 210 bps
Diluted EPS	$1.04	$0.91	+ 14%

U.S. GAAP Financial Results
For the March 2025 quarter, revenue was $4,720 million, gross margin was $2,314 million, or 49.0% of revenue, operating expenses were $752 million, operating income was 33.1% of revenue, and net income was $1,331 million, or $1.03 per diluted share on a U.S. GAAP basis. This compares to revenue of $4,376 million, gross margin of $2,073 million, or 47.4% of revenue, operating expenses of $739 million, operating income of 30.5% of revenue, and net income of $1,191 million, or $0.92 per diluted share, for the quarter ended December 29, 2024 (the “December 2024 quarter”).
Non-GAAP Financial Results
For the March 2025 quarter, non-GAAP gross margin was $2,312 million, or 49.0% of revenue, non-GAAP operating expenses were $763 million, non-GAAP operating income was 32.8% of revenue, and non-GAAP net income was $1,336 million, or $1.04 per diluted share. This compares to non-GAAP gross margin of $2,077 million, or 47.5% of revenue, non-GAAP operating expenses of $735 million, non-GAAP operating income of 30.7% of revenue, and non-GAAP net income of $1,175 million, or $0.91 per diluted share, for the December 2024 quarter.

“Lam’s portfolio is the most compelling it’s ever been, driving opportunities to expand our addressable market, gain share, and deliver innovative services as deposition and etch intensity increases in the production of advanced semiconductors,” said Tim Archer, Lam Research's President and Chief Executive Officer. “Our outlook remains strong even as we address near-term tariff-related uncertainty, and we are highly confident in our ability to outperform semiconductor industry growth in the years to come.”

Balance Sheet and Cash Flow Results
Cash, cash equivalents, and restricted cash balances decreased to $5.5 billion at the end of the March 2025 quarter compared to $5.7 billion at the end of the December 2024 quarter. The decrease was primarily the result of cash deployed for capital return activities, principal payment on debt instruments, and capital expenditures during the quarter, partially offset by cash generated from operating activities.
Deferred revenue at the end of the March 2025 quarter decreased to $2,011 million compared to $2,032 million as of the end of the December 2024 quarter. Lam's deferred revenue balance does not include shipments to customers in Japan, to whom control does not transfer until customer acceptance. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $587 million as of March 30, 2025 and $453 million as of December 29, 2024.
Revenue
The geographic distribution of revenue during the March 2025 quarter is shown in the following table:

Region	Revenue
China	31%
Korea	24%
Taiwan	24%
Japan	10%
United States	4%
Southeast Asia	4%
Europe	3%
The following table presents revenue disaggregated between system and customer support-related revenue:

	Three Months Ended
	March 30, 2025	December 29, 2024	March 31, 2024
	(In thousands)
Systems revenue	$3,035,276	$2,625,649	$2,395,817
Customer support-related revenue and other	1,684,899	1,750,398	1,397,741
	$4,720,175	$4,376,047	$3,793,558

Systems revenue includes sales of new leading-edge equipment in deposition, etch, clean and other wafer fabrication markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant® product line.
Outlook
For the quarter ended June 29, 2025, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP

Revenue	$5.00 Billion	+/-	$300 Million	—		$5.00 Billion	+/-	$300 Million
Gross margin as a percentage of revenue	49.4%	+/-	1%	$2.7	Million	49.5%	+/-	1%
Operating income as a percentage of revenue	33.4%	+/-	1%	$3.2	Million	33.5%	+/-	1%
Net income per diluted share	$1.20	+/-	$0.10	$3.7	Million	$1.20	+/-	$0.10
Diluted share count	1.28 Billion			—		1.28 Billion
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant arrangements that may be completed or realized after the date of this release, except as described below. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $2.7 million.

•Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $3.2 million.

•Net income per diluted share - amortization related to intangible assets acquired though business combinations, $3.2 million; amortization of debt discounts, $0.7 million; and associated tax benefit for non-GAAP items ($0.2 million); totaling $3.7 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the March 2025 and December 2024 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, and the net income tax effect of non-GAAP items. Additionally, the non-GAAP results for the December 2024 quarter exclude the income tax benefit from a change in tax law.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at https://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margin, operating income and net income; our opportunities, including with respect to our addressable market, share and delivery of services; trends with respect to deposition and etch intensity in semiconductor production; the strength of our outlook; our ability to address the impacts of tariff-related uncertainty; the duration of tariff-related uncertainty; our confidence in our outlook; our relative performance compared the future performance of the industry; and the prospects for future industry growth. Some factors that may affect these forward-looking statements include: business, economic, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; trade regulations, export controls, tariffs, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; supply chain cost increases, tariffs and other inflationary pressures have impacted and may continue to impact our profitability; supply chain disruptions or manufacturing capacity constraints may limit our ability to manufacture and sell our products; and natural and human-caused disasters, disease outbreaks, war, terrorism, political or governmental unrest or instability, or other events beyond our control may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10-K for the fiscal year ended June 30, 2024, and our quarterly report on Form 10-Q for the fiscal quarter ended December 29, 2024. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.
Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam's equipment and services allow customers to build smaller and better performing devices. In fact, today, nearly every advanced chip is built with Lam technology. We combine superior systems engineering, technology leadership, and a strong values-based culture, with an unwavering commitment to our customers. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX)
Consolidated Financial Tables Follow.
 ###

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended			Nine Months Ended
	March 30, 2025	December 29, 2024	March 31, 2024	March 30, 2025	March 31, 2024
Revenue	$4,720,175	$4,376,047	$3,793,558	$13,264,198	$11,033,879
Cost of goods sold	2,406,489	2,303,066	1,977,820	6,874,848	5,783,087
Restructuring charges, net - cost of goods sold	—	—	15,202	—	38,099
Total cost of goods sold	2,406,489	2,303,066	1,993,022	6,874,848	5,821,186
Gross margin	2,313,686	2,072,981	1,800,536	6,389,350	5,212,693
Gross margin as a percent of revenue	49.0%	47.4%	47.5%	48.2%	47.2%
Research and development	525,904	494,947	512,274	1,516,209	1,404,615
Selling, general and administrative	226,023	244,150	215,904	713,301	651,770
Restructuring charges, net - operating expenses	—	—	15,246	—	18,955
Total operating expenses	751,927	739,097	743,424	2,229,510	2,075,340
Operating income	1,561,759	1,333,884	1,057,112	4,159,840	3,137,353
Operating income as a percent of revenue	33.1%	30.5%	27.9%	31.4%	28.4%
Other income (expense), net	(25,035)	14,262	36,073	19,308	68,513
Income before income taxes	1,536,724	1,348,146	1,093,185	4,179,148	3,205,866
Income tax expense	(206,057)	(157,128)	(127,359)	(541,019)	(398,376)
Net income	$1,330,667	$1,191,018	$965,826	$3,638,129	$2,807,490
Net income per share:
Basic	$1.04	$0.93	$0.74	$2.82	$2.13
Diluted	$1.03	$0.92	$0.73	$2.81	$2.12
Number of shares used in per share calculations:
Basic	1,283,779	1,287,109	1,308,382	1,290,041	1,316,627
Diluted	1,288,100	1,291,469	1,315,178	1,294,545	1,322,819
Cash dividend declared per common share	$0.23	$0.23	$0.20	$0.69	$0.60

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 30, 2025	December 29, 2024	June 30, 2024
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$5,450,718	$5,665,379	$5,847,856
Accounts receivable, net	3,228,182	3,304,946	2,519,250
Inventories	4,463,275	4,358,152	4,217,924
Prepaid expenses and other current assets	318,147	284,370	298,190
Total current assets	13,460,322	13,612,847	12,883,220
Property and equipment, net	2,372,203	2,313,590	2,154,518
Goodwill and intangible assets	1,795,248	1,761,021	1,765,073
Other assets	2,340,537	2,152,458	1,941,917
Total assets	$19,968,310	$19,839,916	$18,744,728
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$754,306	$504,136	$504,814
Other current liabilities	4,735,539	4,846,160	3,833,624
Total current liabilities	5,489,845	5,350,296	4,338,438
Long-term debt and finance lease obligations	3,730,034	4,478,148	4,478,520
Income taxes payable	690,660	669,747	813,304
Other long-term liabilities	546,666	533,699	575,012
Total liabilities	10,457,205	11,031,890	10,205,274
Stockholders’ equity (2)	9,511,105	8,808,026	8,539,454
Total liabilities and stockholders’ equity	$19,968,310	$19,839,916	$18,744,728

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 1,282,957 as of March 30, 2025, 1,284,956 as of December 29, 2024, and 1,303,769 as of June 30, 2024.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended			Nine Months Ended
	March 30, 2025	December 29, 2024	March 31, 2024	March 30, 2025	March 31, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,330,667	$1,191,018	$965,826	$3,638,129	$2,807,490
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	97,343	96,200	89,922	287,838	271,342
Deferred income taxes	(19,992)	(82,854)	(24,621)	(211,568)	(137,606)
Equity-based compensation expense	87,115	81,959	76,854	249,085	213,966
Other, net	1,654	(8,592)	10,210	(7,395)	14,242
Changes in operating assets and liabilities	(188,124)	(535,789)	266,645	(337,013)	620,405
Net cash provided by operating activities	1,308,663	741,942	1,384,836	3,619,076	3,789,839
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(288,058)	(188,349)	(103,654)	(586,995)	(295,922)
Net maturities and sales of available-for-sale securities	—	—	14,650	—	37,766
Other, net	(4,857)	12,974	(3,356)	8,154	(10,845)
Net cash used for investing activities	(292,915)	(175,375)	(92,360)	(578,841)	(269,001)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt, including finance lease obligations and payments for debt issuance costs	(504,037)	(1,032)	(1,060)	(506,003)	(255,155)
Treasury stock purchases, including excise tax payments	(435,321)	(697,688)	(980,561)	(2,130,044)	(2,469,257)
Dividends paid	(295,716)	(297,634)	(262,707)	(854,335)	(757,453)
Reissuance of treasury stock related to employee stock purchase plan	—	60,557	—	60,557	53,081
Proceeds from issuance of common stock, net issuance costs	1,993	(194)	8,235	1,756	12,757
Other, net	526	761	300	963	(5,672)
Net cash used for financing activities	(1,232,555)	(935,230)	(1,235,793)	(3,427,106)	(3,421,699)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	2,380	(26,022)	(8,452)	(960)	(12,758)
Net change in cash, cash equivalents, and restricted cash	(214,427)	(394,685)	48,231	(387,831)	86,381
Cash, cash equivalents, and restricted cash at beginning of period (1)	5,677,399	6,072,084	5,625,522	5,850,803	5,587,372
Cash, cash equivalents, and restricted cash at end of period (1)	$5,462,972	$5,677,399	$5,673,753	$5,462,972	$5,673,753

(1)	Restricted cash is reported within Other assets in the Condensed Consolidated Balance Sheets

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	March 30, 2025	December 29, 2024
Revenue	$4,720,175	$4,376,047
Gross margin	$2,312,391	$2,077,151
Gross margin as percentage of revenue	49.0%	47.5%
Operating expenses	$763,336	$734,501
Operating income	$1,549,055	$1,342,650
Operating income as a percentage of revenue	32.8%	30.7%
Net income	$1,336,006	$1,175,000
Net income per diluted share	$1.04	$0.91
Shares used in per share calculation - diluted	1,288,100	1,291,469

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 30, 2025	December 29, 2024
U.S. GAAP net income	$1,330,667	$1,191,018
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	2,687	2,817
Elective deferred compensation ("EDC") related liability valuation (decrease) increase - cost of goods sold	(3,982)	1,353
EDC related liability valuation (decrease) increase - research and development	(7,168)	2,432
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	538	538
EDC related liability valuation (decrease) increase - selling, general and administrative	(4,779)	1,626
Amortization of note discounts - other income (expense), net	759	772
Loss (gain) on EDC related asset - other income (expense), net	16,903	(4,502)
Net income tax expense (benefit) on non-GAAP items	381	(276)
Income tax benefit from a change in tax law	—	(20,778)
Non-GAAP net income	$1,336,006	$1,175,000
Non-GAAP net income per diluted share	$1.04	$0.91
U.S. GAAP net income per diluted share	$1.03	$0.92
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	1,288,100	1,291,469

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	March 30, 2025	December 29, 2024
U.S. GAAP gross margin	$2,313,686	$2,072,981
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	2,687	2,817
EDC related liability valuation (decrease) increase	(3,982)	1,353
Non-GAAP gross margin	$2,312,391	$2,077,151
U.S. GAAP gross margin as a percentage of revenue	49.0%	47.4%
Non-GAAP gross margin as a percentage of revenue	49.0%	47.5%
U.S. GAAP operating expenses	$751,927	$739,097
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(538)	(538)
EDC related liability valuation decrease (increase)	11,947	(4,058)
Non-GAAP operating expenses	$763,336	$734,501
U.S. GAAP operating income	$1,561,759	$1,333,884
Non-GAAP operating income	$1,549,055	$1,342,650
U.S. GAAP operating income as percent of revenue	33.1%	30.5%
Non-GAAP operating income as a percent of revenue	32.8%	30.7%

Lam Research Corporation Contacts:
Ram Ganesh, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com